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EXHIBIT 24

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2003 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 25, 2004

/s/ Robert J.Darnall Robert J. Darnall Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2003 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 25, 2004

/s/ John M. Deutch John M. Deutch Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2003 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 25, 2004

/s/ Walter Y. Elisha Walter Y. Elisha Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as her true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2003 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 25, 2004

/s/Alexis M. Herman Alexis M. Herman Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2003 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 25, 2004

/s/ William I. Miller William I. Miller Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2003 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 25, 2004

/s/William D. Ruckelshaus William D. Ruckelshaus Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2003 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 25, 2004

/s/Franklin A. Thomas Franklin A. Thomas Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2003 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 25, 2004

/s/J. Lawrence Wilson J. Lawrence Wilson Director

CUMMINS INC.
POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jean S. Blackwell and Susan K. Carter with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Inc. ("the Company") for the Company's fiscal year ended December 31, 2003 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 25, 2004

/s/Theodore M. Solso Theodore M. Solso Director

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